                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         -------------------------------


                                 AMENDMENT NO. 1
                                       TO
                                    FORM 8-K

                                 CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 31, 2000
                                                  -----------------



                     SEACOAST FINANCIAL SERVICES CORPORATION
                     ---------------------------------------
               (Exact name of Registrant as Specified in Charter)

     Massachusetts              000-25077                        04-1659040
------------------------    ----------------------   ------------------------------------
(State of Incorporation)    Commission File Number   (IRS Employer Identification Number)

One Compass Place, New Bedford, Massachusetts                  02740
---------------------------------------------                ----------
(Address of Principal Executive Offices)                     (Zip Code)


                                 (508) 984-6000
                         -------------------------------
                         (Registrant's Telephone Number)

                                 Not Applicable
           ------------------------------------------------------------
           (Former Name or Former Address if Changed Since Last Report)

ITEM 7.  FINANCIAL STATEMENT, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         Pursuant to the requirements of Form 8-K, Seacoast Financial Services Corporation (the "Company") hereby files this Amendment No.1 to its Current Report on Form 8-K initially filed with the Securities and Exchange Commission on January 12, 2001 to report its acquisition of Home Port Bancorp, Inc. (Home
Port), a one bank holding company, on December 31, 2000. Pursuant to the Agreement and Plan of Merger dated as of July 20, 2000, each share of common stock of Home Port was exchanged for $37 in cash, resulting in a transaction value of approximately $68.2 million, exclusive of one-time transactions costs. This acquisition is being accounted for under the purchase method of accounting.

         (b) Pro Forma Financial Information

               The following unaudited pro forma condensed consolidated financial statements of the Company are presented herein reflecting the acquisition of Home Port:

               --   Condensed consolidated balance sheet as of September 30,
                    2000

               -- Condensed consolidated statement of income for the nine months ended September 30, 2000

               -- Condensed consolidated statement of income for the year ended December 31, 1999.

               The pro forma information should be read in conjunction with the notes thereto and the historical consolidated financial statements of the Company and Home Port including the related notes as set forth in
          Item 7.(a) of the Form 8-K filed on January 12, 2001.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                 SEACOAST FINANCIAL SERVICES CORPORATION

Date: March 15, 2001             By   /s/ Kevin G. Champagne
                                   ---------------------------------------------
                                          Kevin G. Champagne
                                          President and Chief Executive Officer

            SEACOAST FINANCIAL SERVICES CORPORATION AND SUBSIDIARIES
                          UNAUDITED PRO FORMA CONDENSED
                           CONSOLIDATED BALANCE SHEET
                               SEPTEMBER 30, 2000
                                 (IN THOUSANDS)

                                                           SEACOAST                     PRO FORMA            PRO FORMA
                                                          FINANCIAL       HOME PORT     ADJUSTMENTS         CONSOLIDATED
                                                         -----------      ---------      --------            -----------
                                                                                        DR. (CR.)
ASSETS:
Cash and cash equivalents ..........................     $    81,130      $  16,168      $     --            $    97,298
Investment securities--
   Available-for-sale, at fair value ...............         232,999         12,342            --                245,341
   Held-to-maturity, at amortized cost .............          12,398         15,227          (213)(1)             27,412
   Restricted-equity securities ....................          18,795          4,477            --                 23,272
Loans held-for-sale ................................              --         11,287            --                 11,287
Loans, net .........................................       2,009,249        274,516        (3,482)(1)          2,280,283
Banking premises and equipment, net ................          42,263          3,423         4,719(1)              50,405
Net deferred tax asset .............................          12,686            817          (543)(1)             12,960
Intangible assets ..................................           1,717             --        39,535(1)              41,252
Other assets .......................................          19,287          3,032           591(1)              22,910
                                                         -----------      ---------      --------            -----------
     Total assets ..................................     $ 2,430,524      $ 341,289      $ 40,607            $ 2,812,420
                                                         ===========      =========      ========            ===========
LIABILITIES AND STOCKHOLDERS' EQUITY:
Deposits ...........................................     $ 1,746,962      $ 248,417      $   (119)(1)        $ 1,995,498
Short-term borrowings ..............................          33,781             --            --                 33,781
Federal Home Loan Bank advances ....................         344,983         59,956       (70,701)(1)(2)         475,640
Accrued expenses and other liabilities .............          21,446          2,703            --                 24,149
                                                         -----------      ---------      --------            -----------
     Total liabilities .............................       2,147,172        311,076       (70,820)             2,529,068
                                                         -----------      ---------      --------            -----------
Stockholders' equity:
   Common stock ....................................             268             23            23(1)                 268
   Additional paid-in capital ......................         152,789         17,473        17,473(1)             152,789
   Treasury stock ..................................         (15,951)        (4,397)       (4,397)(1)            (15,951)
   Retained earnings ...............................         162,145         17,231        17,231(1)             162,145
   Accumulated other comprehensive income (loss) ...            (909)          (117)         (117)(1)               (909)
   Unearned compensation - ESOP and restricted stock         (14,836)            --            --                (14,836)
   Shares held in employee trust ...................            (154)            --            --                   (154)
                                                         -----------      ---------      --------            -----------
     Total stockholders' equity ....................         283,352         30,213        30,213                283,352
                                                         -----------      ---------      --------            -----------
     Total liabilities and stockholders' equity ....     $ 2,430,524      $ 341,289      $(40,607)           $ 2,812,420
                                                         ===========      =========      ========            ===========

            SEACOAST FINANCIAL SERVICES CORPORATION AND SUBSIDIARIES
        NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                               SEPTEMBER 30, 2000
                                 (IN THOUSANDS)

(1) To reflect the impact of the acquisition of Home Port by Seacoast Financial based on the terms of the Agreement and Plan of Merger dated July 20, 2000, assuming the transaction occurred on September 30, 2000:

Amount payable:
   1,841,890 shares at $37/share                                   $ 68,150
   Stock option buyout                                                  337
   Transaction costs, net of
       estimated tax benefit                                          2,418
                                                                   --------
                                                                     70,905
   Book value of Home Port                                 30,213
   Transaction costs incurred to date                         293
                                                        ---------
                                                                    (30,506)
                                                                   --------
        Premium                                                      40,399
                                                                   --------

Purchase accounting adjustments (to state assets
  and liabilities at fair value):
   Loans                                                              3,482
   Investments                                                          213
   Banking premises                                                  (4,719)
   Deposits                                                             119
   Borrowings                                                            89
   Pension plan                                                        (591)
   Deferred taxes                                                       543
                                                                   --------
   Net impact-Purchase
       accounting adjustments                                          (864)
                                                                   --------
        Intangible Asset                                           $ 39,535
                                                                   ========

(2) To fund remaining acquisition costs with advances from the Federal Home Loan Bank.

            SEACOAST FINANCIAL SERVICES CORPORATION AND SUBSIDIARIES
         UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2000
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                   SEACOAST                                 PRO FORMA                  PRO FORMA
                                                   FINANCIAL             HOME PORT          ADJUSTMENTS               CONSOLIDATED
                                                   ----------            ---------           ---------                -----------
                                                                                              DR. (CR.)
Interest income.................................   $  120,897            $  18,697           $    (329)(1)            $  139,923
Interest expense................................       61,749                8,406               2,847(1) (3)             73,002
                                                   ----------            ---------           ---------                ----------
     Net interest income........................       59,148               10,291               2,518                    66,921
Provision for loan losses.......................        3,500                  150                  --                     3,650
Non-interest income.............................        7,408                1,280                  --                     8,688
Non-interest expense............................       36,048                5,654               2,329(1) (2)             44,031
                                                   ----------            ---------           ---------                ----------
     Income before taxes........................       27,008                5,767               4,847                    27,928
Provision for income taxes......................        9,486                2,032                (891)(4)                10,627
                                                   ----------            ---------           ---------                ----------
     Net income.................................   $   17,522            $   3,735           $   3,956                $   17,301
                                                   ==========            =========           =========                ==========
     Earnings per share-diluted.................   $     0.74                                                         $     0.73
                                                   ==========                                                         ==========
     Weighted average shares
         outstanding-diluted....................       23,839                                                             23,839
                                                   ==========                                                         ==========


Pro forma adjustments consist of (in thousands):

1.     Amortization of purchase accounting adjustments as follows:
            Increase interest income                                                                    329
            Decrease interest expense                                                                    78
            Increase non-interest expense (depreciation)                                                (29)
                                                                                                  ---------
                                                                                                        378

2.     Amortize intangible assets using the straight-line method over a 15 year period               (2,300)

3.     Recognize interest expense on borrowed funds used to finance acquisition                      (2,925)
                                                                                                  ---------

            Impact on income before taxes                                                            (4,847)

4.     Tax effect of Items 1. and 3. at an estimated effective tax rate of 35%                          891
                                                                                                  ---------
                                                                                                  $  (3,956)
                                                                                                  =========

            SEACOAST FINANCIAL SERVICES CORPORATION AND SUBSIDIARIES
         UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                      FOR THE YEAR ENDED DECEMBER 31, 1999
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                    SEACOAST                                PRO FORMA               PRO FORMA
                                                   FINANCIAL             HOME PORT         ADJUSTMENTS             CONSOLIDATED
                                                   ----------            ---------          --------               ------------
                                                                                               DR. (CR.)
Interest income.................................   $  137,952            $  21,952          $  (456)(1)               $  160,360
Interest expense................................       63,510                9,521             3,796(1) (3)               76,827
                                                   ----------            ---------          --------                  ----------
     Net interest income........................       74,442               12,431             3,340                      83,533
Provision for loan losses.......................        2,000                  200                --                       2,200
Non-interest income.............................        9,994                1,580                --                      11,574
Non-interest expense............................       44,516                6,073             3,105(1) (2)               53,694
                                                   ----------            ---------          --------                  ----------
     Income before taxes........................       37,920                7,738             6,445                      39,213
Provision for income taxes......................       13,394                2,673            (1,182)(4)                  14,885
                                                   ----------            ---------          --------                  ----------
     Net income.................................   $   24,526            $   5,065          $  5,263                  $   24,328
                                                   ==========            =========          ========                  ==========
     Earnings per share-diluted.................   $     0.97                                                         $     0.96
                                                   ==========                                                         ==========
     Weighted average shares
         outstanding-diluted....................       25,356                                                             25,356
                                                   ==========                                                         ==========


Pro forma adjustments consist of (in thousands):

1.     Amortization of purchase accounting adjustments as follows:
            Increase interest income                                                                    456
            Decrease interest expense                                                                   104
            Increase non-interest expense (depreciation)                                               (38)
                                                                                                  ---------
                                                                                                        522

2.     Amortize intangible assets using the straight-line method over a 15 year period              (3,067)

3.     Recognize interest expense on borrowed funds used to finance acquisition                     (3,900)
                                                                                                  ---------

            Impact on income before taxes                                                           (6,445)

4.     Tax effect of Items 1. and 3. at an estimated effective tax rate of 35%                        1,182
                                                                                                  ---------
                                                                                                  $ (5,263)
                                                                                                  =========